UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 2005



                            HARVEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


         NEW YORK                       1-4626                   13-1534671
-------------------------------  -----------------------   -----------------
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
 incorporation)                                          Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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   (Address of principal executive office)                          (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078



                                       N/A
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(Former name or former address, if changed since last report)

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     On December 20, 2005, Harvey Electronics, Inc. ("Harvey" or the "Company") received a Nasdaq Staff deficiency letter (the "Letter"), indicating that the Company is not in compliance with the $1.00 minimum closing bid price requirement for continued listing on The Nasdaq Capital Market as set forth in Marketplace Rule 4310(c)(4) (the "Rule"). Harvey received the Letter because the bid price of Harvey's Common Stock closed below $1.00 per share for 30 consecutive business days.

     The Letter also stated that, in accordance with Marketplace Rule 4310(c)(8)(D), Harvey will be provided 180 calendar days, or until June 19, 2006, to regain compliance. In accordance with Marketplace Rule 4310(c)(8)(E), if at any time before June 19, 2006, the bid price of the Company's common stock closes at or above $1.00 per share for a minimum of ten consecutive business days, the Company will be provided written notice that it complies under the Rule.

     If compliance with the Rule cannot be demonstrated by June 19, 2006, the Staff will determine whether Harvey meets The Nasdaq Capital Market initial listing criteria set forth in Marketplace Rule 4310(c), except for the bid price requirement. If the Company meets the initial listing criteria, the Company will be given notice that it has been granted an additional 180 calendar-day period to comply with the Rule. If it is determined that the Company is not eligible for this additional compliance period, the Company will be provided written notice that its securities will be delisted. At that time, the Company may appeal to a Listing Qualifications Panel the Staff's determination to delist its securities.

     Harvey has not yet determined what action, if any, it will take in response to this notice, although Harvey intends to monitor the closing bid price of its Common Stock between now and June 19, 2006, and to consider available options if its Common Stock does not trade at a level likely to result in Harvey regaining compliance with the Nasdaq minimum closing bid price requirement.

Item 9.01 Financial Statements and Exhibits

          99.1 Press Release dated December 23, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               HARVEY ELECTRONICS, INC.


                               By:/s/Joseph J. Calabrese
                                  -------------------------------------------
                                  Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer and Secretary

Date: December 23, 2005

For Immediate Release
December 23, 2005

                        HARVEY ELECTRONICS, INC. RECEIVES
                   NASDAQ NOTICE RELATED TO MINIMUM BID PRICE

Lyndhurst, NJ, December 23, 2005 -- Harvey Electronics, Inc. ("Harvey Electronics", "Harvey" or the "Company". NASDAQ Capital Market symbol: "HRVE") announced today that it received a deficiency letter (the "Letter") on December 20, 2005 from The Nasdaq Stock Market indicating that the Company is not in compliance with the continued listing requirements on The Nasdaq Capital Market because for the previous 30 consecutive business days, the bid price had closed below the $1.00 minimum per share requirement for continued listing as set forth in Marketplace Rule 4310(c)(4) (the "Minimum Bid Price Rule"). The issuance by Nasdaq of such letters is standard procedure when a listed company does not meet the Minimum Bid Price Rule. By Nasdaq rule, Harvey will be provided 180 calendar days, or until June 19, 2006, to regain compliance with the Minimum Bid Price Rule. This Letter has no effect on the listing of the Company's common stock at this time.

The Letter also stated that, in accordance with Marketplace Rule 4310(c)(8)(E), if at any time before June 19, 2006, the bid price of the Company's common stock closes at or above $1.00 per share for a minimum of ten consecutive business days, the Company will be provided written notice that it complies under the Minimum Bid Price Rule.

If compliance with the Minimum Bid Price Rule cannot be demonstrated by June 19, 2006, the Staff will determine whether Harvey meets The Nasdaq Capital Market initial listing criteria set forth in Marketplace Rule 4310(c), except for the bid price requirement. If the Company meets the initial listing criteria, the
Company will be given notice that it has been granted an additional 180 calendar-day period to comply with the Minimum Bid Price Rule. If it is determined that the Company is not eligible for this additional compliance period, the Company will be provided written notice that its securities will be delisted. At that time, the Company may appeal the Staff's determination to de-list its securities to a Listing Qualifications Panel.

Harvey Electronics is a leading retailer and custom installer of high quality, exclusive home theater, audio and video products in the metropolitan New York area. The Company currently operates a total of nine locations; eight Harvey showrooms and one separate Bang & Olufsen branded store. There are two Harvey locations in Manhattan and six suburban locations in Paramus, New Jersey; Mt. Kisco, in Westchester; Greenwich, Connecticut; Greenvale/Roslyn, on the north shore of Long Island, in Eatontown, New Jersey and our newest store in Bridgewater, New Jersey. The Bang & Olufsen branded store is located in Union Square on 927 Broadway at 21st Street, in Manhattan. The Company also has a Bang & Olufsen showroom within our Harvey retail store in Greenwich, Connecticut.

                                    - more -

Audio Video International, a well-respected trade publication, has named Harvey Electronics a national "Top Ten Retailer of the Year", seven years in a row.

Please visit a Harvey store or one of our Bang & Olufsen showrooms. Ask about our Trade-In and Trade-Up Program and turn your old ordinary audio components into cash, to be used towards the extraordinary products you have always wanted. Experience a Harvey home theater, including a high-definition plasma flat screen, LCD or DLP television, DVD player and superior audio components controlled by one, easy to operate, remote control and presented in beautifully designed home vignettes, also featuring the finest in audio/video furniture. Also, please inquire about Harvey's custom installation services.

From time to time, information provided by the Company, statements made by its employees or information, included in its filings with the Securities and Exchange Commission may contain statements, which are so-called "forward-looking statements" and not historical facts. Forward-looking statements can be identified by the use of words such as "believe", "expect", "intend",
"anticipate", "in my opinion", and similar words or variations. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual future results may differ significantly from those stated in any forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, including, but not limited to, product demand, pricing, market acceptance, litigation, risks in product and technology development and other risk factors detailed in the Company's Prospectus dated March 31, 1998 and from time to time in the Company's Securities and Exchange Commission reports including its Form 10-K and Forms 10-Q.

For  more   information   and   showroom   locations,   visit  our   website  at
www.harveyonline.com.

CONTACTS:
o        Michael E. Recca,
         Chairman of the Board
         Tel. (212) 709-1907, Fax: (212) 709-1952
         Email: mer@skycapitalholdings.com
o        Franklin C. Karp, CEO/President,
         E-mail: fkarp@harveyonline.com or
         Joseph J. Calabrese, Executive Vice President & CFO
         E-mail: jcalabrese@harveyonline.com
         Harvey Electronics, Inc.
         Tel. (201) 842-0078, Fax (201) 842-0317


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